UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2022

ProLung Inc

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38362	20-1922768
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

350 W. 800 N.
Suite 214
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 736-0729

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

The Company entered into the Termination & Intellectual Property Assignment Agreement on March 3, 2022 with Orem TEK Development Corp. and OT Acceptance (the “Agreement”). Pursuant to the Agreement, OT Acceptance sold, transferred and assigned to the Company all of OT Acceptance’s rights, title and interest in and to certain patents, as more fully described in the Agreement. The aggregate consideration paid by the Company to OT Acceptance under the Agreement was $175,000, which was paid $75,000 in cash and the $100,000 through the issuance of 6,436 shares of the Company’s common stock at an agreed upon value of $15.54 per share.

Item 7.01 Regulation FD Disclosure

On March 8, 2022, ProLung, Inc., dba IONIQ Services, Inc. (the “Company”), issued a press release to announce that it had acquired from OT Acceptance, LLC certain patents that the Company had previously been licensing from OT Acceptance, LLC. A copy of the press release is attached herewith as Exhibit 99.1.

The Company is furnishing the information in this Item 7.01 (including Exhibit 99.1 attached hereto) pursuant to Regulation FD promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Such information shall not be deemed “filed” for purposes of the Exchange Act or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

The foregoing summary of the terms of the Agreement is not complete and is qualified in its entirety by the actual terms and conditions of the Agreement, a copy of which the Company intends to file in a future filing with the Commission.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated March 8, 2022, entitled “IONIQ Sciences Inc. Announces Acquisition of Intellectual Property and Buyout of License.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProLung, Inc.

Dated: March 8, 2022	By	/s/ Jared Bauer
Jared Bauer, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated March 8, 2022, entitled “IONIQ Sciences Inc. Announces Acquisition of Intellectual Property and Buyout of License.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)